POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Turnaround Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19 day of June, 2005.


/s/ Polly Gotter                              /s/ Corydon H. Jensen, Jr.
________________________________              _________________________________
Witness: Polly Gotter                         Corydon H. Jensen, Jr., Trustee
Print Name: Polly Gotter

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Turnaround Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12 day of June, 2005.


/s/ Judith A. Mitchell                        /s/ James R. Mitchell
________________________________              _________________________________
Witness: Judith A. Mitchell                   James R. Mitchell, Trustee
Print Name: Judith A. Mitchell

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Turnaround Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15 day of June, 2005.


/s/ Celeste Schmorde                        /s/ Arne T. Alsin
________________________________            _________________________________
Witness: Celeste Schmorde                   Arne T. Alsin, Trustee and President
Print Name: Celeste Schmorde

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Turnaround Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12 day of June, 2005.


/s/ Celeste Schmorde                        /s/ Glenn D. Surowiec
________________________________            _________________________________
Witness                                     Glenn D. Surowiec, Treasurer and
Print Name:                                 Chief Compliance Officer